EXHIBIT 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Doug Bathauer certify that:

1. I have reviewed this annual report on Form 10-K/A Amendment No. 1 of Integral Technologies, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:  October 25, 2024

/s/ Doug Bathauer

Doug Bathauer

Chief Executive Officer and Chief Financial Officer